UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 30, 2015

Medgenics, Inc. (Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	1-35112 (Commission File Number)	99-0217544 (I.R.S. Employer Identification Number)

435 Devon Park Drive, Building 700 Wayne, PA 19087 (Address of Principal Executive Offices, zip code)

(610) 254-4201 (Registrant’s Telephone Number, Including Area Code)

Not Applicable (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

On October 1, 2015, Medgenics, Inc. (the “Company”) entered into a purchase agreement (the “Purchase Agreement”) with Piper Jaffray & Co., as representative of the several underwriters set forth on Schedule I thereto (the “Underwriters”) relating to an underwritten public offering of 6,155,000 shares (the “Firm Shares”) of the Company’s common stock, par value $0.0001 per share. The Company has also granted to the Underwriters an option to purchase up to 923,250 additional shares within thirty days after the effective date of the Underwriting Agreement (the “Option Shares,” together with the Firm Shares, the “Shares”). All of the Shares are being sold or, in the case of any Option Shares, granted by the Company to the Underwriters pursuant to the terms of the Purchase Agreement (the “Offering”). The Shares will be offered to the public at a price of $6.50 per Share, and the Underwriters have agreed to purchase the Shares from the Company pursuant to the Purchase Agreement at a price of $6.11 per Share. A copy of the Purchase Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference. The description of the material terms of the Purchase Agreement is qualified in its entirety by reference to such exhibit.

The Offering is being made pursuant to the Company’s shelf registration statement on Form S-3 (Registration No. 333-184431) initially filed with the Securities and Exchange Commission on October 16, 2012 and declared effective on October 26, 2012. A prospectus supplement relating to the Offering has been filed with the Securities and Exchange Commission. The closing of the Offering took place on October 6, 2015, following the satisfaction of customary closing conditions.

The legal opinion and consent of Pepper Hamilton LLP relating to the Shares is filed as Exhibit 5.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The net proceeds from the sale of the Shares, after deducting the Underwriters’ discount and other offering expenses, will be approximately $42.87 million. The Company’s press releases, dated September 30, 2015 and October 1, 2015, announcing the commencement and pricing of the Offering, respectively, are filed as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits: The Exhibit Index annexed hereto is incorporated herein by reference.

1.1	Purchase Agreement dated October 1, 2015 by and among Medgenics, Inc. and Piper Jaffray & Co., as representative of the several underwriters set forth on Schedule I thereto

5.1	Opinion of Pepper Hamilton LLP

23.1	Consent of Pepper Hamilton LLP (reference is made to Exhibit 5.1 hereto)

99.1	Press Release of Medgenics, Inc. dated September 30, 2015

99.2	Press Release of Medgenics, Inc. dated October 1, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Medgenics, Inc.

Date: October 7, 2015	By:	/s/ John Leaman
Name: John Leaman
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit

1.1	Purchase Agreement dated October 1, 2015 by and among Medgenics, Inc. and Piper Jaffray & Co., as representative of the several underwriters set forth on Schedule I thereto

5.1	Opinion of Pepper Hamilton LLP

23.1	Consent of Pepper Hamilton LLP (reference is made to Exhibit 5.1 hereto)

99.1	Press Release of Medgenics, Inc. dated September 30, 2015

99.2	Press Release of Medgenics, Inc. dated October 1, 2015